OTHER INCOME (Tables)	12 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
SCHEDULE OF OTHER INCOME

	2024 A$	2023 A$	2022 A$
Research and development tax incentive income (1)	1,987,253	1,616,064	2,397,552
Other income	20,763	45,724	25,955
Net unrealized foreign exchange gain	(139,540)	152,963	244,762
Net realized foreign exchange gain	(19,745)	22,071	115,122
Total other income	1,848,731	1,836,822	2,783,391